UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 2006

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
----------------------------	----------------	-------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944
Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c))

Item 8.01 Other Events.

On October 26, 2006, PainCare Holdings, Inc. (the "Company") issued a press release regarding its planned new business initiative centered on effecting a new industry standard in the delivery of state-of-the-art, pain-focused, medical care and payer administration. The details of the initiative are set forth in the press release, a copy of which is filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 26, 2006		PAINCARE HOLDINGS, INC.

	By:	/s/ Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director